Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies [Abstract]
Commitments and Contingencies

7. Commitments and Contingencies

a) Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. The Company accrues for the cost of environmental and other liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. The Company’s vessels are covered for pollution in the amount of $1 billion per vessel per incident, by the P&I Association in which the Company’s vessels are entered.

b) As at December 31, 2019, all of the Company’s vessels, except for two which were repositioning, were fixed under time charter agreements, considered operating leases. The minimum contractual gross charter revenue expected to be generated from fixed and non-cancelable time charter contracts existing as at December 31, 2019 and until their expiration was as follows:

Period	Amount
Year 1	$88,112
Year 2	1,412
Total	$89,524